SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549




FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934


Date of Report (Date of earliest event reported):

NOVEMBER 6, 1996



CHELMSFORD CAPITAL, LTD.
(Exact name of registrant as specified in its charter)


                                 33-27707
COLORADO                         Commission     77-0407366
(State or other jurisdiction      Number     (I.R.S. Employer
of incorporation or                         Identification No.)
organization)


1055 E. Tropicana Avenue, Suite 700
Las Vegas, Nevada  89119

Address of principal executive offices

Registrant's telephone number: (702)436-1000


formerly 7331 S. Meadow Court,
Boulder, CO  80301

(Former name or former address, if changed since last report)





ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) On November 6, 1996, a change in control of the registrant occurred. On that date, Capital Twain, Inc., a Nevada corporation, purchased 1,189,500 shares of the registrant's common stock representing approximately 86.86% of its issued and outstanding stock. Capital Twain, Inc. also acquired 2,695,000 of the issued and outstanding Class A Warrants of the registrant, representing approximately 98.39% thereof, and 1,347,500 Class B Warrants of the registrant, representing 98.39% thereof.

The purchase was completed pursuant to the terms of a Stock Purchase Agreement dated October 31, 1996, between Capital
Twain, Inc., as Buyer, and Gary Joiner, Scott Olson, Grant Peck, Dean Sessions, John Stearns and Cumberland Capital Corporation as Sellers. Capital Twain, Inc. paid a total of $70,000 or approximately $0.0588 per share, for the 1,189,500 shares it acquired. The purchase price was paid in cash out of funds of Capital Twain, Inc.

As a precondition to closing under the terms of the Stock Purchase Agreement, on October 31, 1996, Gary Joiner, Scott Olson, Grant
Peck, Dean Sessions and John Stearns surrendered to the registrant for cancellation a total of 347,500 shares of the registrant's stock. The surrender and cancellation of these shares reduced the number of issued and outstanding shares from 1,717,000 to 1,369,500.

In conjunction with the change in control of the registrant, all prior directors of the registrant resigned, and agreed to appoint John R. Mulder, an individual designated by Capital Twain, Inc., as the sole director of the registrant to fill the vacancy created by such resignations. All of the officers of the registrant also resigned and Mr. Mulder was appointed to serve as President and as the sole officer of the registrant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit (2) - Stock Purchase Agreement


SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHELMSFORD CAPITAL, LTD.
                                           (Registrant)


November 21, 1996                           /s/
(Date)                                     (Signature)*
                                        John R. Mulder, President


*Print name and title of signing officer under his signature.



          STOCK PURCHASE AGREEMENT

     Agreement dated as of October 31, 1996 among Capital Twain, Inc., a Nevada corporation, having an address of 1055 E. Tropicana Avenue, Suite 700, Las Vegas, Nevada 89119 (hereinafter referred to as the "Buyer") and Gary Joiner, Scott Olson, Grant Peck, Dean Sessions, John Stearns and Cumberland Capital Corporation, a Colorado corporation, each having an address at 4750 Table Mesa Drive, Boulder, Colorado 80303-5500 (hereinafter collectively referred to as the "Sellers"), and Chelmsford Capital, Ltd., a Colorado corporation, having an address at 4750 Table Mesa Drive, Boulder, Colorado 80303-5500 (hereinafter referred to as the "Company").

     This Agreement sets forth the terms and conditions upon which the Sellers are selling to the Buyer, and the Buyer is purchasing from the Sellers 1,189,500 shares of the issued and outstanding common stock of the Company, representing approximately 86.82% thereof (hereinafter referred to as the "Shares"), 2,695,000 of the issued and outstanding Class A Warrants, representing approximately 98.39% thereof (hereinafter referred to as the "A Warrants"), and 1,347,500 of the issued and outstanding Class B Warrants, representing approximately 98.39% thereof (hereinafter referred to as the "B Warrants").

     In consideration of the mutual agreements contained herein, the parties hereby agree as follows:

           I.  SALE OF THE SHARES

          1.01 Shares being Sold. Subject to the terms and conditions of this Agreement, the Sellers are selling, assigning and delivering the Shares to the Buyer at the closing provided for in
Section 1.03 hereof (the "Closing"), free and clear of all liens, charges, or encumbrances of whatsoever nature.

          1.02 Consideration. A total of $70,000.00 shall be due and payable at closing in the form of certified funds, official bank check, or wire transfer for the purchase of the Shares, the A Warrants and the B Warrants.

          1.03 Closing. The Closing of the transactions provided for in Section 1.04 and 1.05 shall take place at 4750
Table Mesa Drive, Boulder, Colorado 80303, on a mutually agreed upon date on or before October 31, 1996 (the "Closing").

          1.04 Delivery by the Sellers.  At the Closing, the
Seller will deliver to the Buyer (i) certificates representing the Shares, endorsed in blank with signature medallion guaranteed and otherwise in form acceptable for transfer on the books of the Company, with all necessary transfer tax stamps attached, (ii) certificates representing the A Warrants and the B Warrants endorsed in blank with signature medallion guaranteed and otherwise in form acceptable for transfer on the books of the Company, with all necessary transfer tax stamps attached, and (iii) all contracts, books and records of the Company not previously delivered.

          1.05 Delivery by the Buyer.  At the Closing the
Buyer will deliver to the Seller the payment provided for in
Section 1.02 hereof.

         II.  RELATED TRANSACTIONS.

          2.01 Finder. Sellers and Buyer acknowledge that there were no finders with respect to the transaction contemplated herein.

          2.02 Surrender and Cancellation of Outstanding
Shares.   Prior to the Closing, Sellers shall surrender to the
Company for cancellation a total of 347,500 shares of the currently issued and outstanding stock of the Company which was issued to the Sellers pursuant to and in accordance with the provisions of Rule 701 adopted under the Securities Act of 1933. Accordingly, as of the Closing, the Company will have a total of 1,369,500 shares of its common stock issued and outstanding.

          2.03 Video Home Shopping, Inc., Merger.
Buyer is purchasing the Shares in order to facilitate a merger between the Company and Video Home Shopping, Inc, a
Tennessee corporation. There is no assurance of completion of the proposed merger transaction. However, the Company hereby agrees to use its reasonable best efforts to complete the proposed merger transaction as soon as reasonably possible following the Closing. It is currently contemplated that following completion of the merger transaction, the Company will then have a total of approximately 6,694,000 shares issued and outstanding. The merger agreement shall provide that the Company shall be required to use its reasonable best efforts, at all times on or before December 31, 1997, not to issue additional shares in excess of the currently contemplated 6,694,000 shares, which additional shares would have the effect, as of the date of issuance, of reducing the net tangible book value of the previously issued and outstanding stock of the Company. Notwithstanding the foregoing, however, the provisions of the merger agreement shall not restrict the ability of the Company to issue additional shares on or before December
31, 1997 for legitimate corporate purposes not contemplated as of the date of this Stock Purchase Agreement, including, but not limited to, future acquisitions or consolidations, additional capitalizations of the Company, and the like.

          2.04 Issuance of Additional Shares.As soon as reasonably possible, but in any case no more than seven (7) days after Closing, the Company shall prepare and file with the Securities and Exchange Commission a registration statement on Form S-8, and immediately upon filing shall issue pursuant to such registration statement, up to 925,000 shares of its authorized but previously unissued common stock to certain employees, directors, officers, consultants or advisors, designated by Buyer as compensation to such persons for bona fide services rendered to the Company in conjunction with the contemplated merger described in Section 2.03 hereof, and not in connection with the offer or sale of securities in a capital-raising transaction.

          2.05 Reimbursement For Expenses of the
Transaction. At Closing, Buyer shall reimburse Seller for a total of $5,000.00 of legal fees and expenses incurred by Seller in connection with completion of the stock purchase transaction described in Section 1.01 hereof. Except as specifically provided for herein, each party is responsible for paying all expenses of the transaction incurred by it, including but not limited to filing fees, legal fees and expenses, accounting fees and expenses, and the like.

          2.06 Resignations. At the Closing, all of the current directors and officers of the Company shall deliver their resignations after having elected all designees of the Buyer.

 III.  REPRESENTATIONS AND WARRANTIES BY THE
SELLERS.

     The Sellers hereby jointly and severally represent and warrant as follows:

          3.01 Organization, Capitalization, etc.

               (a)  The Company is a corporation duly
organized, validly existing, and in good standing under the laws of the State of Colorado, and is qualified in no other state. The Company does not own property or conduct any activities in any other state which would require qualification to do business in such other state.

               (b)  The authorized capital stock of the
Company consists of 100,000,000 shares, no par value common stock, and 10,000,000 shares preferred stock. As of the date of execution of this Agreement, the Company has a total of 1,717,000 shares of its common stock issued and outstanding, and no shares of its preferred stock issued and outstanding. Following the surrender and cancellation of shares described in Section 2.02, the Company will have a total of 1,369,500 shares of its common stock issued and outstanding as of the date of Closing. In addition, the Company currently has 2,739,000 Class A Warrants to purchase shares at $2.00 per share, issued and outstanding, and 1,369,500 Class B Warrants to purchase shares at $4.00 per share, issued and outstanding. All of the shares owned by the Sellers and all of the Warrants are owned free and clear of any liens, claims, options, charges, or encumbrances of whatsoever nature. The Sellers have the unqualified right to sell, assign, and deliver the Shares and the Warrants, and, upon consummation of the transactions contemplated by this Agreement, the Buyer will acquire good and valid title to the Shares and the Warrants, free and clear of all liens, claims, options, charges, and encumbrances of whatsoever nature. The Buyer acknowledges that the Shares being acquired from the Sellers are unregistered and are therefore "restricted" securities. Other than the Warrants, and other than the commitment to issue additional shares described in Section 2.04, there are no outstanding options or other agreements of any nature whatsoever relating to the issuance by the Company of any shares of its capital stock.

          3.02 Articles of Incorporation and Bylaws.
Copies of the Articles of Incorporation of the Company, and the Company's Bylaws, as amended to date, as delivered to Buyer following execution of this Agreement, will be complete and accurate as of the date of delivery. The minute books of the Company contain sufficient and accurate records of all meetings of the stockholders and directors of the Company and of all other corporate action taken by its stockholders and directors. The stock ledger books of the Company as delivered to the Buyer following execution of this Agreement, will accurately reflect the names of the record holders of all issued and outstanding shares of the Company.

          3.03 Authority; No Violation. The execution and delivery of this Agreement by the Sellers and the Company and the consummation by them of the transactions contemplated hereby have been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Articles of Incorporation or Bylaws of the Company, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Company or any of the Sellers is a party or by which the Company or any of the Sellers is bound.

          3.04 Financial Statements. The Sellers have delivered to the Buyer audited financial statements of the Company for the period ending January 31, 1996, which are attached to the Company's Annual Report on Form 10-KSB filed with the
Securities and Exchange Commission (the "Commission"), and unaudited financial statements of the Company for the periods ending April 30, 1996, and July 31, 1996, which are attached to the Company's Form 10-QSB filed with the Commission for each such period. All such financial statements are true and correct, and a fair and accurate presentation of the financial condition and assets and liabilities (whether accrued, absolute, contingent, or otherwise) of the Company as of the date thereof in accordance with generally accepted principals of accounting applied on a consistent basis. The Company, prior to the Closing, may transfer any and all assets on the books of the Company at July 31, 1996.

          3.05 Tax Returns. The Company has duly filed, or prior to Closing will file all tax reports and returns required to be filed by it, and has fully paid, or will as of Closing fully paid, all taxes and other charges claimed to be due from it by federal, state, or local taxing authorities (including without limitation those due in respect of its properties, income, franchises, licenses, sales, and payrolls); there are no liens upon any of the Company's property or assets; there are not now any pending questions relating to, or claims asserted for, taxes or assessments asserted against the Company.

          3.06 Undisclosed Liabilities. Except to the extent reflected or reserved against in the July 31, 1996 balance sheet of the Company, included as part of its report on Form 10-QSB for the period ending July 31, 1996, the Company, as of such date, had no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due. Further, the Sellers do not know or have any reasonable ground to know of any basis for the assertion against the Company of any liability or obligation of any nature or in any amount not fully reflected or reserved against in the July 31, 1996 balance sheet.

          3.07 Absence of Certain Changes. The Company has not since July 31, 1996, and as of the Closing will not have:

               (a)  Suffered any material adverse change
in financial condition, assets, liabilities, business, or prospects;

               (b)  Incurred any additional obligations or
liabilities (whether absolute, accrued, contingent, or otherwise) which it either has not previously satisfied or will not satisfy at or before Closing;

               (c)  Paid any claim or discharged or
satisfied any lien or encumbrance or paid or satisfied any liability (whether absolute, accrued, contingent, or otherwise) other than liabilities shown or reflected in the Company's July 31, 1996 balance sheet or liabilities incurred since July 31, 1996, in the ordinary course of business and consistent with past practices;

               (d)  Declared, paid, or set aside for
payment to its stockholders any dividend or other distribution in respect of its capital stock or redeemed or purchased or otherwise acquired any of its capital stock or any options relating thereto or agreed to take any such action, except for the surrender for redemption or cancellation of 347,500 shares of its issued and outstanding stock in accordance with the provisions of Section 2.02 hereof; or

               (e)  Made any material change in any
method of accounting or accounting practice.

          3.08 Litigation.  There are no actions,
proceedings, or investigations pending or, to the knowledge of the Company or the Sellers, threatened against the Company, and neither the Company nor the Sellers know or have any reason to know of any basis for any such action, proceedings, or investigation. There is no event or condition of any kind or character pertaining to the business, assets, or prospects of the Company that may materially and adversely affect such business, assets or prospects.

          3.09 Disclosure. The Sellers have disclosed to the Buyer all facts material to the assets, prospects, and business of the Company. No representation or warranty by the Sellers contained in this Agreement, and no statement contained in any instrument, list, certificate, or writing furnished to the Buyer pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective purchaser of the business of the Company with proper information as to the Company and its affairs.

          3.10 SEC Filings. The Company has filed on a timely basis all reports required to be filed with the Securities and Exchange Commission. Buyer shall be responsible for preparation and filing of any reports required to be filed with the Securities and Exchange Commission subsequent to Closing, including, but not limited to, a report on Form 8-K regarding the change in control and change in officers and directors of the Company, and a report on Form 10-QSB for the quarter ended
October 31, 1996. Within twenty (20) days after the date of Closing, Sellers shall provide Buyer with any and all financial statements for the period ending October 31, 1996, which are required to be included in the report on Form 10-QSB for such period. The financial statements of the Company for the quarter ended October 31, 1996, to be provided to the Buyer by the Sellers, shall be true and correct and provide a fair and accurate presentation of the financial condition and the assets and liabilities of the Company as of such date.

          3.11 Certified List of Officers, Directors, Bank
Accounts and Powers of Attorney.The Sellers have delivered to Buyer a true and complete list certified by the Company's
Secretary, as of the date of this Agreement, and as of the date of Closing, showing: (i) the names of all the Company's directors and officers; (ii) the name of each bank in which the Company has an account, or safe deposit box, and the names of all persons authorized to draw thereon, or to have access thereto; and (iii) the names of all persons holding powers of attorney from the Company, and a summary statement of the terms thereof.

          3.12 No Employees.  As of the date of
execution of this Agreement, and as of the date of Closing, the Company will have no employees.

          3.13 No Contracts or Commitments.  The
Company does not currently have, and as of the date of Closing will not have, any commitments, agreements or contracts outstanding.

          3.14 Holding Period of Restricted Securities. In addition to the Shares, and after the cancellation of 347,500 issued and outstanding shares in accordance with the provisions of Section 2.02, as of the date of Closing, the Company will have a total of 180,000 shares of its common stock issued and outstanding. A total of 158,000 of such shares are owned by the Sellers, and the other 22,000 such shares are owned by a total of ten (10) other shareholders. The ten shareholders who own 22,000 shares of the issued and outstanding stock of the Company are also the owners of 44,000 issued and outstanding Class A Warrants and 22,000 issued and outstanding Class B Warrants. The 22,000 shares of common stock, 44,000 Class A Warrants and 22,000 Class B
Warrants of the Company owned by persons other than the Sellers, are all restricted securities, as that term is defined in Rule 144 promulgated under the Securities Act of 1933. The applicable two-year holding period for such securities under Rule 144(d), extends until January 15, 1997.

IV.  REPRESENTATIONS AND WARRANTIES BY THE
BUYER.

     The Buyer hereby represents and warrants as follows:

          4.01 Organization, etc.  The Buyer is a
corporation formed under the laws of the State of Nevada.

          4.02 Authority; No Violation. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of the laws of Nevada or the laws of any state of the United States.

          4.03 Representations Regarding the Acquisition of the Shares.

               (a)  THE UNDERSIGNED BUYER
UNDERSTANDS THAT THE SHARES AND WARRANTS
HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
UNITED STATES SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES AGENCIES;

               (b)  The Buyer is not an underwriter and
is acquiring the Seller's Shares solely for investment and not with a view to, or for, resale in connection with any distribution within the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

               (c)  The Buyer understands the speculative
nature and risks of investments associated with the Company and confirms that the Shares are suitable and consistent with Buyer's investment program and that Buyer's financial position enables it to bear the risk of the investment, and that there may not be any public market for the Shares purchased herein;

               (d)  The Company is under no obligation
to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by the Buyer, or to cause or permit the Shares to be transferred in the absence of any such registration or exemption and the Buyer herein must hold such stock indefinitely unless such stock is subsequently registered under any federal and/or state securities acts or an exemption from registration is available;

               (e)   The Buyer has had the opportunity
to ask questions of the Company and the Sellers and receive additional information from the Company and the Sellers to the extent that the Company and the Sellers possessed such information, or could acquire it without unreasonable effort or expense to the extent necessary to evaluate the merits and risks of any investment in the Company. Further, the Buyer has been given: (1) All material books and records of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all filings made with the SEC; and, (4) an opportunity to question the Sellers and the appropriate executive officers.

       V. SURVIVAL OF REPRESENTATIONS;
INDEMNIFICATION.

          5.01 Survival of Representations.  All
representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party.

          5.02 Seller's Indemnification. The Sellers hereby agree to defend, indemnify and hold harmless the Buyer, and all of Buyer's officers, directors, stockholders, employees and agents against any and all expenses, liabilities, cost and damages (other than costs and expenses directly incurred by the Buyer or its officers, directors, stockholders, employees and agents in the process of Buyer's due diligence investigation), including, but not limited to, all expenses of defense and investigation related thereto, of any and every nature and description, however incurred, arising out of any wrongful or negligent act or omission of Seller related to this Stock Purchase Agreement and the transactions described herein, including but not limited to, the merger described in
Section 2.03, and any agreements or proceedings related to any of them. Sellers further agree to indemnify and hold the Buyer harmless from any liability arising out of, or in any way related to, any claims initiated by the Securities and Exchange Commission, or any other person against the Company, alleging that any filings by the Company with the Securities and Exchange Commission on or before the date of Closing, including but not limited to, the Form 10-SB filed on or about April 7, 1995, and all subsequent periodical reports required by Section 13 of the Securities
Exchange Act of 1934, contained a material misrepresentation, inaccuracy, or misstatement of fact. Assertion by the Buyer of its right to indemnification under this Section 5.02 shall not preclude the assertion by the Buyer of any other rights or the seeking of any other remedies against the Sellers.

          5.03 Buyer's Indemnification. The Buyer hereby agrees to defend, indemnify and hold harmless the Sellers against any and all expenses, liabilities, cost and damages (other than costs and expenses directly incurred by the Sellers in the process of their due diligence investigation), including, but not limited to, all expenses of defense and investigation related thereto, of any and every nature and description, however incurred, arising out of any wrongful or negligent act or omission of Buyer related to this Stock Purchase Agreement and the transactions described herein, including but not limited to, the merger described in Section 2.03, and any agreements or proceedings related to any of them.
Assertion by the Sellers of their right to indemnification under this
Section 5.03 shall not preclude the assertion by the Sellers of any other rights or the seeking of any other remedies against the Buyer.

    VI.  ADDITIONAL CONDITIONS TO CLOSING

          6.01 Buyer's Obligation to Close. Buyer shall not be obligated to close this transaction unless:

               (a)  Buyer is satisfied with the condition
of the Company following a due diligence review of the books, records, business and affairs of the Company. The Company agrees to provide Buyer and its agents complete access to all of the Company's books, records and personnel for purposes of conducting Buyer's investigation.

               (b) There are no material liabilities on the books of the Company, other than as disclosed in the Company's financial statements for the period ended July 31, 1996, and there are no undisclosed or contingent liabilities.

               (c)  There have been no changes in the
Company's business or capitalization between the date of signing this Agreement and the date of Closing, other than as required herein.

               (d)  The Company has completed and filed
all documentation, reports, schedules and other information necessary to bring the Company into compliance with the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

               (e)  All representations, covenants and
warranties of Sellers contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though the same had been made on and as of the Closing Date.
Any and all schedules and exhibits attached hereto or provided to Buyer in conjunction with execution of this Agreement shall likewise be true and correct as of the Closing Date, and if there are any changes therein and such changes are approved by Buyer, the same shall be amended or supplemented as appropriate, so that they shall be true as of the Closing Date.

               (f)  Sellers shall have performed and
satisfied all covenants and conditions required by this Agreement to be performed or satisfied by them on or prior to the Closing
Date.

               (g)  Buyer shall not have discovered any
material error, misstatement or omission in any of the schedules, exhibits, representations or warranties contained herein or material failure on the part of Purchasers to perform or satisfy any of such covenants or conditions.

               (h)  There shall have been delivered to
Buyer on the Closing Date a certificate of the Sellers dated on the Closing Date certifying compliance with this Article 6.01 and such other certificates and other documents with respect to the foregoing as Buyer, consistent with the terms of this Agreement, may request; such certificates to be executed by Sellers and or by the officers and directors of the Company.

               (i)  No action or proceedings shall have
been instituted or threatened prior to or at the Closing Date before any court or governmental body or authority pertaining to the acquisition by Buyer of the Shares to be transferred hereunder, the result of which could prevent or make illegal the consummation of such transfer; and

               (j)  Each of the Sellers shall have
executed a Standstill Agreement in form and substance satisfactory to the Buyer pursuant to which each Seller agrees to the imposition of restrictions on such Seller's right to resell the shares of common stock of the Company to be retained by such Seller following completion of the purchase and sale of Shares described herein.
An aggregate total of 158,000 shares of common stock of the Company shall be subject to the terms of such Standstill
Agreements, which shall provide that none of the 158,000 shares shall be sold in any transaction other than a "private placement" transaction prior to January 15, 1997. Such Standstill Agreements shall further provide that up to one-third of the shares retained by each of the Sellers (or an aggregate total of 52,666 such shares) shall be subject to resale in transactions under Rule 144 at any time after January 15, 1997 and before July 16, 1997, an additional one-third of the shares retained by each of the Sellers (or an aggregate total of 52,666 shares) shall be subject to resale in transactions under Rule 144 at any time after July 15, 1997 and before January 16, 1998, and that all such shares retained by each of the Sellers shall be subject to resale in transactions under Rule 144 at any time on or after January 16, 1998. In addition, such standstill agreements shall provide that the first one-third of such shares owned by any of the individual Sellers shall, upon being offered for resale during the period from January 15, 1997 through February 15, 1998, be subject to a call or first right of refusal in favor of the Buyer at a price of $0.50 per share. The second one-third of such shares owned by any of the individual Sellers shall, upon being offered for resale during the period from January 15, 1997 through February 15, 1998, be subject to a call or first right of refusal in favor of the Buyer at a price of $1.00 per share, and the remainder of such shares owned by any of the individual
Sellers shall, upon being offered for resale at any time between January 15, 1997 and February 15, 1998, be subject to a call or first right of refusal in favor of the Buyer at a price of $1.50 per share. No restrictions other than those imposed by Rule 144, if any, shall be applicable to resale of such securities by any of the individual Sellers at any time on or after February 16, 1998.

          6.02 Sellers' Obligation to Close. Sellers shall not be obligated to close this transaction unless:

               (a)  Buyer shall have delivered to Sellers
and Sellers shall have approved the most current version of the business plan of Video Home Shopping, Inc; and

               (b)  Buyer shall have delivered the funds
required for Closing as required pursuant to Section 1.02 hereof.

             VII.  MISCELLANEOUS

          7.01 Further Assurances. From time to time, at the Buyer's request and without further consideration, the Sellers, at their own expense, will execute and transfer such documents and will take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

          7.02 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the prospective heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

          7.03 Prior Agreements; Amendments.  This
Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

          7.04 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

          7.05 Confidentiality. Each party hereby agrees that all information provided by the other party and identified as "confidential" will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

          7.06 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

     If to the Sellers:

                    Mr. Gary S. Joiner, Esq.
                    Frascona, Joiner & Goodman, P.C.
                    4750 Table Mesa Drive
                    Boulder, Colorado 80303

     If to the Buyer:

                    Capital Twain, Inc.
                    Attention:  Edward DeLorme
                    1055 E. Tropicana Avenue, Suite 700
                    Las Vegas, Nevada  89119

          7.07 Agent.  Sellers have authorized and directed
Gary S. Joiner to act as their agent in connection with the disbursement of the monies set forth above and Buyer is hereby directed to issue its check and deliver said funds to him as their agent.

          7.08 Effect. In the event any portion of this Agreement is deemed to be null and void under any state or federal law, all other portions and provisions not deemed void or voidable shall be given full force and effect.

          7.09 Counterparts. This Agreement may be executed simultaneously in several counterparts, including facsimile copies, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.10 Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Colorado.

          7.11 Attorneys Fees.In the event any party hereto shall institute an action to enforce any rights hereunder, the prevailing party in such action shall be entitled, in addition to any other relief awarded by the Court, to reasonable attorneys' fees as the Court may award.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Sellers and the Buyer, on the date first above written.

BUYER:

CAPITAL TWAIN, INC.,
a Nevada corporation



By:  /s/
     Edward DeLorme


SELLERS:


/s/
Gary S. Joiner
/s/
Scott Olson


/s/
Dean Sessions
/s/
Grant Peck


Cumberland Capital Corporation,
a Colorado corporation

BY: /s/
John Stearns

ACKNOWLEDGED AND APPROVED:

CHELMSFORD CAPITAL, LTD., a
Colorado corporation


By:  /s/
Grant W. Peck, President


Attest: /s/
Dean F. Sessions, Secretary